                                PROMISSORY NOTE

Date.  October 29, 1990.

Principal Amount.  TWO HUNDRED THIRTY THOUSAND AND NO/100THS ($230,000.00).

Payee. SOUTHTRUST BANK OF WEST VOLUSIA COUNTY, a Florida banking corporation, and its successors and assigns.

Promise to Pay. Borrower (which shall include the plural if there is more than one Borrower), for value received, promises to pay to the order of Lender the principal amount of, and all interest accruing under, this note, in accordance with the provisions of this note.

Interest. Interest will accrue under this note at the rate of Twelve and one-quarter percent (12.25%) per annum, subject to the further provisions of this note. Interest will begin to accrue on each disbursement of principal on the date of such disbursement.

Computation of Interest. Interest will be computed on the balance of principal remaining unpaid from time to time and on a daily basis during the payment period for the actual number of days in the period, except as otherwise provided in this note.

Payments.  Principal and interest are payable as follows:

       1. Thirty-Five (35) equal monthly installments of Two Thousand Seven Hundred Ninety-Seven and 49/100ths Dollars ($2,797.49) each, including both principal and interest, are due and payable on the 1st day of each month, commencing on December 1, 1990 and continuing on the 1st day of each month thereafter through and including October 1, 1993.

       2. One final lump sum payment of all principal and accrued interest then remaining unpaid is due and payable on November 1, 1993.

Application of Payments. Each payment will be applied first in payment of accrued interest and the remainder, if any, of such payment will be applied to principal.

Place of Payment. All payments required to be made under this note and any instrument securing this note will be made at Post Office Box 376C, DeLand, Florida 32720, or at such other place that the Lender may designate in writing.

Interest Rate After Maturity. After maturity of this note, whether by acceleration or in due course, all unpaid principal and accrued interest will bear interest at the then highest lawful rate.

Maximum Interest. The total amount or rate of interest payable under this note in any one year, or for any other period of time for which interest rates are required to be calculated for the purpose of determining compliance with any applicable laws governing the maximum amount or rate of interest that may be charged or collected under this note, will not exceed the highest amount or rate of interest that is legally permitted. In the event that interest in excess of the highest lawful amount is paid or collected for any such period of time, the amount of such excess, upon discovery of same, will be applied on the unpaid principal balance of this note as of the time of such overpayment or collection or, if required by law, will be refunded, and the interest will be computed so as not to exceed the highest lawful rate.

Late Charge. If all or any portion of any payment of principal or interest due under this note is not received by the holder of this note within ten (10) days following its due date, a late charge equal to five percent (5%) of the overdue amount will become immediately due and payable without notice.

Default. If any default occurs in the payment of any installment of principal or interest under this note, or in compliance with any other provision of this note, or in compliance with any provision of any instrument securing this note, or in compliance with any other obligation or instrument with which this note or any instrument securing this note is cross-defaulted, this note will mature and all principal and accrued interest remaining unpaid will become immediately due and payable without notice, at the option of Lender. Failure to exercise the option to accelerate will not constitute a waiver of the right to exercise the same in the event of any subsequent default.

Security/Cross-Default. This note is secured by a mortgage on real property bearing the same date as this note. All instruments securing this note are cross-defaulted with one another and with this note. At the option of Lender, a default under any such instrument will constitute a default under this note and vice versa.

Right of Prepayment. Prepayment of the principal amount of this note or any unpaid principal balance may be made in full or in part at any time without penalty. All unpaid accrued interest must be paid simultaneously as a condition to such right of prepayment.

Costs of Collection.  In the event of default, all persons obligated under this note in any capacity shall pay all costs incurred by the holder in making any effort to enforce collection or any other rights, including reasonable attorneys' fees, whether or not legal action is instituted, and including such costs and fees in the trial court and on any appeal.

Joint and Several Liability. All persons liable on this note as makers, endorsers, guarantors, or in any other capacity are jointly and severally liable for all obligations represented by or arising under this note and all instruments, if any, securing payment of this note.

Waivers. Each person obligated under this note in any capacity waives presentment, demand, protest, notice, notice of protest, dishonor, notice of maturity and notice of non-payment on maturity.

Delivery.  This note is made and delivered in Volusia County, Florida.

Number and Gender. Whenever the singular number is used in this note, the same shall include the plural, and vice versa, and the neuter gender shall include both the masculine and feminine genders.

                                        B & B PLUMBING AND SEPTIC SERVICES, INC.

                                        By:  /s/ Alan R. Ferguson         (SEAL)
                                             -----------------------------
                                             Alan R. Ferguson, President

                                        By:  /s/ Gloria W. Ferguson       (SEAL)
                                             -----------------------------
                                             Gloria W. Ferguson, Vice President

NOTE:  The documentary stamp tax
required by Section 201.08, Florida
Statutes, has been paid and the proper
stamps are affixed to the mortgage
securing this note.

                                    GUARANTY
                                    --------

     In consideration of the extension of credit evidenced by the foregoing note, the undersigned (jointly and severally if more than one) hereby absolutely, irrevocably and unconditionally guarantee payment of all principal and interest under the note to the holder of the note. The liability of the undersigned shall not be partially or wholly released by reason of any extension of time of payment, renewal, modification, delay, waiver, surrender or release of the note, addition or release of comakers, endorsers, guarantors or sureties, institution of any suit, or the obtaining of any judgment against any party primarily or secondarily liable on the note; and the undersigned expressly waives demand, protest, notice of acceptance of this guaranty and notice of actions taken pursuant hereto. The undersigned agrees to be bound by all the terms and covenants of the note, including but not limited to all rights and remedies of the holder of the note. In case of default in payment of the note, legal action may be taken by the holder of the note against me (or any one or more of us, if more than one) regardless of whether such action has been commenced against any maker. In any such action, any maker or other party obligated under the note in any capacity may be joined as a party defendant at the option of the holder.


                                             /s/ William R. Ferguson    (SEAL)
                                           ------------------------------
                                           William R. Ferguson


                                             /s/ Gloria W. Ferguson     (SEAL)
                                           ------------------------------
                                           Gloria W. Ferguson


                                             /s/ Alan R. Ferguson       (SEAL)
                                           ------------------------------
                                           Alan R. Ferguson


                                             /s/ Deborah S. Ferguson    (SEAL)
                                           ------------------------------
                                           Deborah S. Ferguson